                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))


[X] Definitive Proxy Statement

[ ] Definitive Revised Materials
[ ] Soliciting Material Pursuant to Section 140.12a-12 14a-12

                          VAN KAMPEN SENIOR LOAN FUND

                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                --  MAY 2006  --

--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                         SENIOR LOAN FUND SHAREHOLDERS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
   Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?

A      The purposes of the
special meeting of shareholders of Van Kampen Senior Loan Fund (the "Fund") are to elect new nominees to the Board of Trustees and to seek the approval of shareholders to amend two fundamental policies of the Fund.

Q      WHAT PROPOSALS WILL BE
       VOTED ON?


A      You are being asked to
(i) elect new nominees to the Board of Trustees of the Fund, (ii) vote on a proposal to amend the Fund's fundamental policy regarding the Fund's use of financial leverage to allow the Fund to use leverage to the maximum extent allowable under the Investment Company Act of 1940, as amended, and (iii) vote on a proposal to amend the Fund's fundamental policy regarding the Fund's offers to repurchase its shares to allow the Fund to repurchase its shares on a monthly basis.


Q      WILL MY VOTE MAKE
       A DIFFERENCE?

A      Yes, your vote is important
and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund.

Q      HOW DOES THE BOARD OF
       TRUSTEES RECOMMEND THAT I VOTE?

A      After careful consideration,
the Board of Trustees recommends that you vote "FOR ALL" of the nominees and "FOR" the proposals amending two of the Fund's fundamental policies on the enclosed proxy card.

Q      HOW DO I VOTE MY PROXY?

A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q      WHERE DO I CALL FOR
       MORE INFORMATION?

A      Please call Van Kampen's
Client Relations Department at 1-800-341-2929 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "For All," "Withhold" or "For All Except."

To withhold authority to vote for any one or more individual nominee(s), check "For All Except" and write the nominee's name in the line below.


APPROVAL OF AMENDMENT TO FUNDAMENTAL POLICY REGARDING THE FUND'S USE OF FINANCIAL LEVERAGE TO ALLOW THE FUND TO USE LEVERAGE TO THE MAXIMUM EXTENT ALLOWABLE UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED - mark "For," "Against" or "Abstain."



APPROVAL OF AMENDMENT TO FUNDAMENTAL POLICY REGARDING THE FUND'S REPURCHASE OFFERS TO ALLOW THE FUND TO OFFER TO REPURCHASE ITS SHARES ON A MONTHLY BASIS - mark "For," "Against" or "Abstain."


Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                          VAN KAMPEN SENIOR LOAN FUND
                        SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1.   Authority to vote        [ ]    [ ]       [ ]      3. To transact such other business as may
     for the election of                                   properly come before the Meeting.
     the nominees named
     below as Trustees:
XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more individual nominee check "For All Except" and write the nominee's name on the line below.

     ----------------------------------


                            FOR    AGAINST   ABSTAIN
2(a) Authority to amend       [ ]    [ ]       [ ]
     the Fund's
     fundamental policy
     regarding the
     Fund's use of
     financial leverage
     to allow the Fund
     to use leverage to
     the maximum extent
     allowable under the
     Investment Company
     Act of 1940, as
     amended.
2(b) Authority to amend       [ ]    [ ]       [ ]
     the Fund's
     fundamental policy
     regarding the
     Fund's repurchase
     offers to allow the
     Fund to offer to
     repurchase its
     shares on a monthly
     basis.


Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                          VAN KAMPEN SENIOR LOAN FUND

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            TELEPHONE (800) 341-2929

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                            TO BE HELD JUNE 23, 2006



  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") of the Van Kampen Senior Loan Fund (the "Fund") that a Special Meeting of Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 23, 2006, at 9:00 a.m., for the following purposes:


1.   To elect five new Trustees, each by the holders of Common
     Shares of the Fund, to each serve until reaching their retirement age or until a successor shall have been duly elected and qualified.

2. To approve amendments to the Fund's fundamental policies regarding:
     (a) the Fund's use of financial leverage to allow the Fund to use leverage to the maximum extent allowable under the Investment Company Act of 1940, as amended;
     (b) the Fund's repurchase offers to allow the Fund to offer to repurchase its shares on a monthly basis.
3. To transact such other business as may properly come before the Meeting or any adjournments thereof.


  Holders of record of the Common Shares the Fund at the close of business on April 24, 2006 are entitled to notice of and to vote at the Meeting and any adjournment thereof.


                                    By order of the Board of Trustees

                                    Lou Anne McInnis,
                                    Assistant Secretary

April 27, 2006

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Proxy Statement.

  - FOR approval of the amendments to the Fund's fundamental policies listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                          VAN KAMPEN SENIOR LOAN FUND

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            TELEPHONE (800) 341-2929

                        SPECIAL MEETING OF SHAREHOLDERS


                                 JUNE 23, 2006

 ------------------------------------------------------------------------------

                                  INTRODUCTION
 ------------------------------------------------------------------------------


  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or the "Board") of the Van Kampen Senior Loan Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 23, 2006 at 9:00 a.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 1, 2006.


The purposes of the Meeting are:

1.   To elect five new Trustees, each by the holders of Common
     Shares of the Fund, to each serve until reaching their retirement age or until a successor shall have been duly elected and qualified.

2. To approve amendments to the Fund's fundamental policies regarding:
     (a) the Fund's use of financial leverage to allow the Fund to use leverage to the maximum extent allowable under the Investment Company Act of 1940, as amended (the
         "1940 Act");
     (b) the Fund's repurchase offers to allow the Fund to offer to repurchase its shares on a monthly basis.
3. To transact such other business as may properly come before the Meeting or any adjournments thereof.


  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") of the Fund. The Board has fixed the close of business on April 24, 2006 as the record date (the "Record Date") for the determination of holders of Common Shares of the Fund entitled to vote at the Meeting. At the close of business on April 24, 2006, there were issued and outstanding 11,747,590 Common Shares of the Fund.


  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING

  Holders of Common Shares of the Fund ("Common Shareholders") on the Record Date are entitled to one vote per Common Share with respect to any proposal submitted to the Common Shareholders of the Fund, with no Common Share having cumulative voting rights.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "For" a proposal. With respect to Proposal 1 (the election of new Trustees), abstentions and broker non-votes are disregarded since only votes "For" are considered in a plurality voting requirement. With respect to Proposal 2 (amendments to the Fund's fundamental policies), shareholder approval requires approval by a majority of the Fund's Common Shares (defined as the lesser of (i) 67% or more of the voting securities present at the Meeting of shareholders, if holders of more than 50% of the outstanding voting securities are present at such Meeting, or (ii) more than 50% of the outstanding voting securities); thus abstentions and broker non-votes will not be treated as votes "For" the proposal and will have the same effect as votes "Against" the proposal. A majority of the outstanding Common Shares of the Fund entitled to vote must be present in person or by proxy to have a quorum for the Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Common Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone, or by attending the Meeting and voting in person.

  The Fund knows of no business other than the election of Trustees and the amendments to the Fund's fundamental policies that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER


  Van Kampen Asset Management serves as investment adviser to the Fund (the "Adviser"). The principal business address of the Adviser is 1221 Avenue of the Americas, New York, New York 10020. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $110 billion in assets under management or supervision as of March 31, 2006. Van Kampen is a wholly owned subsidiary of Morgan Stanley.


OTHER SERVICE PROVIDERS

  The Fund has entered into an administration agreement with Van Kampen Funds Inc., which is also the Fund's principal underwriter. Van Kampen Funds Inc.'s principal business address is 1221 Avenue of the Americas, New York, New York 10020. The Fund has entered into a legal services agreement with the Adviser.
 ------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF TRUSTEES
 ------------------------------------------------------------------------------

NOMINATION OF TRUSTEES

  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The tables below list the five incumbent Trustees and five new nominees for Trustee. A Trustee serves until reaching his/her retirement age or until a successor has been duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

  Five new Trustees are to be elected at the Meeting. Holders of Common Shares will vote with respect to five new nominees: Jerry D. Choate, Linda Hutton Heagy, R. Craig Kennedy, Jack E. Nelson and Suzanne H. Woolsey. It is the intention of the persons named in the enclosed proxy to vote the Common Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

  The five new nominees for Trustee proposed for the Fund reflect an effort to combine the Trustees of the Fund with the Trustees/Directors of boards of other Van Kampen funds managed by the Adviser. The incumbent Trustees of the Fund already serve as Trustees of the Fund and Trustees/Directors of these other Van Kampen funds; the five new nominees already serve as Trustees/Directors of other Van Kampen funds and seek shareholder election at this Meeting to serve as Trustees of the Fund. The incumbent Trustees (and the nominees) believe that the addition of these five new Trustees will create efficiencies and improve the effectiveness of the Trustees' oversight of the Fund, as well as other Van Kampen funds, and the funds' management. The incumbent Trustees reviewed shareholder benefits and costs (as well as benefits and costs to the management company) of combining the Trustees/Directors of other Van-Kampen funds into one board versus other alternatives to one board, including maintaining the status quo. The incumbent Trustees reviewed shareholder benefits in light of the changing environment for corporate governance. The incumbent Trustees considered the benefits of a combined board to include, among other things: increased number of independent board members compared to interested board members; greater efficiency and effectiveness in overseeing similarly-situated funds and service providers; broader experience, knowledge, diversity and expertise among board members; experienced board members at future retirements of other board members; and improved efficiencies among management resources. The incumbent Trustees considered their goals on behalf of the Fund in pursuing a combination, their current relationship with management and the anticipated post-combination relationship with management, the qualitative and quantitative effects of a board combination on the Trustees, and efficiencies and improved effectiveness that may be achieved at the Fund level, board level, management level and among third-party service providers. After reviewing these considerations, the incumbent Trustees concluded that addition of these five new Trustees is likely to benefit the shareholders of the Fund. As discussed below, if the nominees are elected, the existing committees of the Board may be changed to better align the Board committees of the Fund with the Board committees of other Van Kampen funds.

 INFORMATION REGARDING INCUMBENT TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEE

  The tables below list the incumbent Trustees and the nominees for Trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser, Van Kampen Funds Inc., Van Kampen Advisers Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services, Inc. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Proxy Statement.

INDEPENDENT NOMINEES FOR TRUSTEE:

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE
Jerry D. Choate (67)        N/A             N/A      Prior to January 1999, Chairman and Chief       65+
33971 Selva Road                                     Executive Officer of the Allstate
Suite 130                                            Corporation ("Allstate") and Allstate
Dana Point, CA 92629                                 Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE
Jerry D. Choate (67)        Trustee/Director/Managing
33971 Selva Road            General Partner of funds in
Suite 130                   the Fund Complex. Director
Dana Point, CA 92629        of Amgen Inc., a
                            biotechnological company,
                            and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Linda Hutton Heagy (57)     N/A             N/A      Managing Partner of Heidrick & Struggles,       65+
Heidrick & Struggles                                 an executive search firm. Trustee on the
233 South Wacker Drive                               University of Chicago Hospitals Board,
Suite 7000                                           Vice Chair of the Board of the YMCA of
Chicago, IL 60606                                    Metropolitan Chicago and a member of the
                                                     Women's Board of the University of
                                                     Chicago. Prior to 1997, Partner of Ray &
                                                     Berndtson, Inc., an executive recruiting
                                                     firm. Prior to 1996, Trustee of The
                                                     International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Prior to 1995,
                                                     Executive Vice President of ABN AMRO,
                                                     N.A., a bank holding company. Prior to
                                                     1990, Executive Vice President of The
                                                     Exchange National Bank.

R. Craig Kennedy (54)       N/A             N/A      Director and President of the German            65+
1744 R Street, NW                                    Marshall Fund of the United States, an
Washington, DC 20009                                 independent U.S. foundation created to
                                                     deepen understanding, promote
                                                     collaboration and stimulate exchanges of
                                                     practical experience between Americans and
                                                     Europeans. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to
                                                     1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Linda Hutton Heagy (57)     Trustee/Director/Managing
Heidrick & Struggles        General Partner of funds in
233 South Wacker Drive      the Fund Complex.
Suite 7000
Chicago, IL 60606

R. Craig Kennedy (54)       Trustee/Director/Managing
1744 R Street, NW           General Partner of funds in
Washington, DC 20009        the Fund Complex.

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Jack E. Nelson (70)         N/A             N/A      President of Nelson Investment Planning         65+
423 Country Club Drive                               Services, Inc., a financial planning
Winter Park, FL 32789                                company and registered investment adviser
                                                     in the State of Florida. President of
                                                     Nelson Ivest Brokerage Services Inc., a
                                                     member of the NASD, Securities Investors
                                                     Protection Corp. and the Municipal
                                                     Securities Rulemaking Board. President of
                                                     Nelson Sales and Services Corporation, a
                                                     marketing and services company to support
                                                     affiliated companies.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Jack E. Nelson (70)         Trustee/Director/Managing
423 Country Club Drive      General Partner of funds in
Winter Park, FL 32789       the Fund Complex.

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE


Suzanne H. Woolsey, Ph.D.   N/A             N/A      Chief Communications Officer of the             65+
(64)                                                 National Academy of Sciences/National
815 Cumberstone Road                                 Research Council, an independent,
Harwood, MD 20776                                    federally chartered policy institution,
                                                     from 2001 to November 2003 and Chief
                                                     Operating Officer from 1993 to 2001.
                                                     Director of the Institute for Defense
                                                     Analyses, a federally funded research and
                                                     development center, Director of the German
                                                     Marshall Fund of the United States,
                                                     Director of the Rocky Mountain Institute
                                                     and Trustee of Colorado College. Prior to
                                                     1993, Executive Director of the Commission
                                                     on Behavioral and Social Sciences and
                                                     Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE
Suzanne H. Woolsey, Ph.D.   Trustee/Director/Managing
(64)                        General Partner of funds in
815 Cumberstone Road        the Fund Complex. Director
Harwood, MD 20776           of Fluor Corp., an
                            engineering, procurement and
                            construction organization,
                            since January 2004 and
                            Director of Neurogen
                            Corporation, a
                            pharmaceutical company,
                            since January 1998.

---------------

+ If elected, nominee for Trustee would oversee 66 funds in the Fund Complex. It is anticipated that the five nominees also are to be nominated to join the Board of Trustees of Van Kampen Senior Income Trust ("VVR") at the Annual Shareholder Meeting of such fund; thus, if elected to the Fund and VVR, the nominee for Trustee would oversee 67 funds in the Fund Complex.

N/A -- Not applicable to nominees for Trustees.

INDEPENDENT INCUMBENT TRUSTEES:

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE
David C. Arch (60)          Trustee       Trustee    Chairman and Chief Executive Officer of          67
Blistex Inc.                             since 1988  Blistex Inc., a consumer health care
1800 Swift Drive                                     products manufacturer. Director of the
Oak Brook, IL 60523                                  Heartland Alliance, a nonprofit
                                                     organization serving human needs based in
                                                     Chicago. Director of St. Vincent de Paul
                                                     Center, a Chicago based day care facility
                                                     serving the children of low income
                                                     families. Board member of the Illinois
                                                     Manufacturers' Association.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE
David C. Arch (60)          Trustee/Director/Managing
Blistex Inc.                General Partner of funds in
1800 Swift Drive            the Fund Complex.
Oak Brook, IL 60523

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE
Rod Dammeyer (65)           Trustee       Trustee    President of CAC, LLC., a private company        67
CAC, L.L.C.                              since 1988  offering capital investment and management
4350 LaJolla Village Drive                           advisory services. Prior to February 2001,
Suite 980                                            Vice Chairman and Director of Anixter
San Diego, CA 92122-6223                             International, Inc., a global distributor
                                                     of wire, cable and communications
                                                     connectivity products. Prior to July 2000,
                                                     Managing Partner of Equity Group Corporate
                                                     Investment (EGI), a company that makes
                                                     private investments in other companies.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE
Rod Dammeyer (65)           Trustee/Director/Managing
CAC, L.L.C.                 General Partner of funds in
4350 LaJolla Village Drive  the Fund Complex. Director
Suite 980                   of Quidel Corporation,
San Diego, CA 92122-6223    Stericycle, Inc., Ventana
                            Medical Systems, Inc., and
                            GATX Corporation and Trustee
                            of The Scripps Research
                            Institute. Prior to January
                            2005, Trustee of the
                            University of Chicago
                            Hospitals and Health
                            Systems. Prior to April
                            2004, Director of
                            TheraSense, Inc. Prior to
                            January 2004, Director of
                            TeleTech Holdings Inc. and
                            Arris Group, Inc. Prior to
                            May 2002, Director of
                            Peregrine Systems Inc. Prior
                            to February 2001, Director
                            of IMC Global Inc. Prior to
                            July 2000, Director of
                            Allied Riser Communications
                            Corp., Matria Healthcare
                            Inc., Transmedia Networks,
                            Inc., CNA Surety, Corp. and
                            Grupo Azcarero Mexico (GAM).

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Howard J Kerr (70)          Trustee       Trustee    Prior to 1998, President and Chief               67
14 Huron Trace                           since 1992  Executive Officer of Pocklington
Galena, IL 61036                                     Corporation, Inc., an investment holding
                                                     company. Director of the Marrow
                                                     Foundation.

Hugo F. Sonnenschein (65)   Trustee       Trustee    President Emeritus and Honorary Trustee of       67
1126 E. 59th Street                      since 1994  the University of Chicago and the Adam
Chicago, IL 60637                                    Smith Distinguished Service Professor in
                                                     the Department of Economics at the
                                                     University of Chicago. Prior to July 2000,
                                                     President of the University of Chicago.
                                                     Trustee of the University of Rochester and
                                                     a member of its investment committee.
                                                     Member of the National Academy of
                                                     Sciences, the American Philosophical
                                                     Society and a fellow of the American
                                                     Academy of Arts and Sciences.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Howard J Kerr (70)          Trustee/Director/Managing
14 Huron Trace              General Partner of funds in
Galena, IL 61036            the Fund Complex. Director
                            of the Lake Forest Bank &
                            Trust.

Hugo F. Sonnenschein (65)   Trustee/Director/Managing
1126 E. 59th Street         General Partner of funds in
Chicago, IL 60637           the Fund Complex. Director
                            of Winston Laboratories,
                            Inc.

INTERESTED INCUMBENT TRUSTEE:

                                                                                                                    NUMBER OF
                                           TERM OF                                                                   FUNDS IN
                                          OFFICE AND                                                                   FUND
                             POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF TRUSTEE                      FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Wayne W. Whalen* (66)        Trustee       Trustee    Partner in the law firm of Skadden, Arps, Slate, Meagher &        67
333 West Wacker Drive                     since 1988  Flom LLP, legal counsel to certain funds in the Fund
Chicago, IL 60606                                     Complex.


NAME, AGE AND ADDRESS        OTHER DIRECTORSHIPS
OF TRUSTEE                   HELD BY TRUSTEE

Wayne W. Whalen* (66)        Trustee/Director/
333 West Wacker Drive        Managing General
Chicago, IL 60606            Partner of funds in
                             the Fund Complex.
                             Director of the
                             Abraham Lincoln
                             Presidential
                             Foundation.

---------------
* Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

REMUNERATION OF TRUSTEES

  The compensation of Trustees and executive officers who are affiliated persons (as defined in the 1940 Act) of the Adviser or Van Kampen is paid by the respective affiliated entity. The funds in the Fund Complex, including the Fund, pay the non-affiliated Trustees an annual retainer and meeting fees for services to funds in the Fund Complex.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such Trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated Trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving Trustee's compensation from the Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for the Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such Trustee's retirement from the Fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth in the "Information Regarding Incumbent Trustees and Nominees for Election as Trustee" section of this Proxy Statement.

  Additional information regarding compensation and benefits for incumbent Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year ended July 31, 2005 or the Fund Complex's most recently completed calendar year ended December 31, 2005.

                               COMPENSATION TABLE

                                                                  FUND COMPLEX
                                                ------------------------------------------------
                                                   AGGREGATE
                                                   PENSION OR                          TOTAL
                                                   RETIREMENT        AGGREGATE     COMPENSATION
                                  AGGREGATE         BENEFITS         ESTIMATED        BEFORE
                                 COMPENSATION       ACCRUED           ANNUAL       DEFERRAL FROM
                                   FROM THE        AS PART OF      BENEFITS UPON       FUND
            NAME(1)                FUND(2)      FUND EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
            -------              ------------   ----------------   -------------   -------------
INDEPENDENT TRUSTEES
David C. Arch..................    $14,121          $ 40,874         $105,000        $222,935
Rod Dammeyer...................     14,327            73,108          105,000         222,935
Howard J Kerr..................     14,327           158,695          103,750         222,935
Hugo F. Sonnenschein...........     14,327            74,118          105,000         222,935
INTERESTED TRUSTEE
Wayne W. Whalen................     14,327            80,233          105,000         222,935

---------------
(1) Richard F. Powers resigned as a member of the Board of Trustees of the Fund and other funds in the Fund Complex on September 22, 2005.

(2) The amounts shown in this column are the aggregate compensation payable by the Fund for its fiscal year ended in July 31, 2005 before deferral by the Trustees under the deferred compensation plan. The following Trustees deferred compensation from the Fund during the fiscal year ended July 31, 2005: Mr. Dammeyer, $14,327; Mr. Sonnenschein, $14,327; and Mr. Whalen, $14,327. The cumulative deferred compensation (including interest) accrued with respect to each Trustee, including former Trustees, from the Fund as of the Fund's fiscal year ended July 31, 2005 is as follows: Mr. Dammeyer, $321,609; Mr. Kerr, $67,509; Mr. Sonnenschein, $316,118; and Mr. Whalen,
    $349,073.

(3) The amounts shown in this column represent the sum of the estimated retirement benefits accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2005. The retirement plan is described above the compensation table.

(4) For each Trustee, this is the sum of the estimated maximum annual benefits payable by the current (i.e., as of the date of this Proxy Statement) operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2005 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES AND MEETINGS

  The Fund's Board of Trustees currently has one standing committee (an audit and governance committee). This committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the

Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  The Board's audit committee currently consists of Messrs. Arch, Dammeyer, Kerr and Sonnenschein. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee charter for the Fund is attached as Annex A hereto. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent auditors of the Fund, and discussed with the independent auditors the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent auditors required under Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission (the "Commission"). The Fund's audit committee financial expert is Mr. Dammeyer.

  The Board's governance committee currently consists of Messrs. Arch, Dammeyer, Kerr and Sonnenschein. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the respective Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board.

Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below. The governance committee charter for the Fund, which includes the Fund's nominating policies, is attached as Annex B hereto.

  During the fiscal year ended July 31, 2005, the Board of Trustees of the Fund held 16 meetings and the audit and governance committee held 4 meetings. During the last fiscal year, each of the Trustees of the Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such Trustee was a member.


  If the new nominees are elected to the Board, it is anticipated that the Board will change its committee structure to better align the Board committees of the Fund with the Board committees of the other Van Kampen funds that are overseen by the same Trustees. Accordingly, the Board is expected to split the current audit and governance committee into two separate standing committees of the Board. The membership of the audit committee would be changed to include Messrs. Choate, Dammeyer and Kennedy. The membership of the governance committee would be changed to include Messrs. Arch, Kerr and Nelson. A new committee, entitled the brokerage and services committee, would be created and its members would include Mesdames Heagy and Woolsey and Mr. Sonnenschein. The brokerage and services committee would review the Fund's allocation of brokerage transactions, if any, and review transfer agency and shareholder servicing arrangements. If structured in this way, all committees of the Fund would be comprised of "Independent Trustees" as defined above.


SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHAREHOLDER APPROVAL

  With respect to Proposal 1, the affirmative vote of a plurality of the Common Shares of the Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of the Fund. Election by plurality means those persons who receive the highest number of votes cast "For" up to the total number of persons to be elected as Trustees at the Meeting shall be elected. There is no cumulative voting with respect to the election of Trustees.

  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE "FOR ALL" OF THE NOMINEES FOR THE BOARD OF TRUSTEES.
 ------------------------------------------------------------------------------

               PROPOSAL 2: AMEND THE FUND'S FUNDAMENTAL POLICIES
 ------------------------------------------------------------------------------

  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans. The Fund is not proposing any changes to the investment objective or primary investment strategy as set forth in the preceding sentences.


  The Fund also operates under other policies, some of which are operating policies that may be changed by the Fund's Board of Trustees without shareholder approval and some of which are "fundamental" policies that may only be changed with shareholder approval. The Fund seeks to amend two of its fundamental policies: (1) to amend the Fund's policy on borrowings to allow the Fund to utilize financial leverage to the maximum extent allowable under the 1940 Act, which in turn would allow the Fund to use financial leverage for investment purposes (i.e., to use such financial leverage to purchase additional portfolio securities consistent with the Fund's investment objective and primary investment strategy) and (2) to amend the Fund's policy on repurchase offers to allow the Fund to repurchase its shares on a monthly basis rather than the current policy of quarterly repurchase offers. Changes in fundamental policies require the approval of the holders of a majority of the Fund's outstanding Common Shares (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities).


(A) TO ALLOW THE FUND TO UTILIZE FINANCIAL LEVERAGE TO THE MAXIMUM EXTENT ALLOWABLE UNDER THE 1940 ACT.

OVERVIEW


  The Fund seeks to use financial leverage for investment purposes to benefit the Fund's Common Shares. Generally speaking, if the Fund can invest the proceeds from financial leverage (i.e., money from borrowings or issuing preferred shares) in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the holders of Common Shares would have a net benefit. Under the Fund's current policy (described in more detail below), the Fund currently is authorized to borrow money but only to finance repurchases of Common Shares. The Fund seeks to change this policy to allow the Fund to utilize financial leverage for investment purposes (i.e., to use such financial leverage to purchase additional portfolio securities consistent with the Fund's investment objective and primary investment strategy) and to have the flexibility to utilize financial leverage in the form of borrowings and/or preferred shares to the maximum extent allowable under the 1940 Act.



  The remainder of this section provides: (1) the details on the Fund's current leverage policy and the new proposed leverage policy, and because the proposed policy is based on the maximum leverage allowable under the 1940 Act, this section also includes a brief description of the current applicable 1940 Act leverage limitations; (2) more information about the Fund's use of financial leverage currently and as proposed; (3) a summary of the recommendation for this proposal and the Board's conclusion that the proposal is in the best interests of the Fund's Common Shareholders; and (4) a discussion of the risks of financial leverage.



THE FUND'S LEVERAGE POLICY -- CURRENT AND PROPOSED



  The Fund currently has a fundamental policy that provides that the Fund shall not:


    Issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).


  The Board of Trustees proposes amending the above described fundamental policy to allow the Fund to utilize financial leverage to the maximum extent allowable under the 1940 Act. The proposed amended fundamental policy provides that the Fund shall not:


    Issue senior securities nor borrow money, except that the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated by the Commission under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

  As described in more detail below, under the 1940 Act, a fund generally may not (i) borrow money greater than 33 1/3% of the fund's total assets or (ii) issue preferred shares greater than 50% of the fund's total assets; and, except as described in the next paragraph, a fund is generally not precluded from purchasing additional portfolio securities. Indeed, most funds intending to borrow and/or issue preferred shares do so with the intent to use such financial leverage to purchase additional securities consistent with the fund's investment objective and primary investment strategies. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is somewhere between 33 1/3% and 50% (but in no event more than 50%) of a fund's total assets based on the relative amounts borrowed or preferred shares issued. Under the Fund's proposed amended policy, the Fund would be able to use financial leverage to the maximum extent allowable under the 1940 Act and use such financial leverage to purchase additional portfolio securities. As described below, the Adviser believes the Fund's current limitation adversely impacts the Fund's yield and total return and disadvantages the Fund's Common Shareholders relative to other closed-end senior loan funds that have less restrictive leverage policies.


  Under the 1940 Act, a fund is not permitted to incur indebtedness unless immediately after such incurrence the fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the fund's total assets). Additionally, under the 1940 Act, a fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. Under the 1940 Act, a fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, a fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such distribution, the net asset value of the fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value.

THE FUND'S USE OF FINANCIAL LEVERAGE


  Because of the Fund's current fundamental policy, the Fund currently does not employ financial leverage for investment purposes. The Fund currently employs borrowings only to provide the Fund with additional liquidity to meet its obligations to repurchase its shares pursuant to its repurchase offers (and does not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund's total assets). The Fund seeks to utilize financial leverage for investment purposes (i.e., to use such financial leverage to purchase additional portfolio securities consistent with the Fund's investment objective and primary investment strategy) and to have the flexibility to utilize financial leverage in the form of borrowings and/or preferred shares to the maximum extent allowable under the 1940 Act.

  The Fund currently has in place a revolving credit and security agreement pursuant to which the Fund may borrow up to $300 million. The Fund currently uses this credit agreement to provide additional liquidity for its repurchase offers. For the fiscal year ended July 31, 2005, when in use, the average daily balance of borrowings under the credit agreement was approximately $71 million with a weighted average interest rate of 3.02%.


  Provided that the proposal to amend the fundamental policy regarding the Fund's use of leverage is approved, the Fund expects that it will, subject to the Board's and the Adviser's view of then-current market conditions, add leverage for investment purposes, in accordance with the requirements of the 1940 Act, through borrowings. The present intention would be to add borrowings of approximately 20% of the Fund's total assets before giving effect to such borrowing (or approximately 17% of total assets after giving effect to such borrowing). The Fund would have the flexibility to use borrowings of between 0% up to 33% of the Fund's total assets. Furthermore, although the Fund does not have any immediate intention of issuing preferred shares, the Fund would have the flexibility to use preferred shares of between 0% up to 50% of the Fund's total assets.


ACTION AND RECOMMENDATION OF THE BOARD OF TRUSTEES


  The Fund seeks to use financial leverage to benefit the Fund's Common Shares. The Adviser and the Fund's Board of Trustees would regularly review the Fund's use of leverage (i.e., the relative costs and benefits of leverage on the Fund's Common Shares) and review the alternative means to leverage (i.e., the relative benefits and costs of borrowing versus issuing preferred shares). As part of the regular review of leverage, the Adviser and the Fund's Board of Trustees would consider the Fund's use of leverage relative to the Fund's fundamental policy on leverage, applicable legal or regulatory restrictions on leverage and to competitor funds.



  Representatives of the Adviser made presentations to the Fund's Board of Trustees proposing the amendment to the Fund's fundamental policy limiting the Fund's use of financial leverage. The Adviser believes the Fund's current limitation adversely impacts the Fund's yield and total return and disadvantages the Fund's Common Shareholders relative to other closed-end funds that have less restrictive leverage policies. The Board of Trustees considered information prepared by the Adviser regarding the potential benefits, costs and risks of amending the fundamental policy. Among the potential benefits discussed were (i) the capability of using financial leverage to enhance income and distributions to holders of Common Shares, (ii) the increased investment flexibility provided by amending the policy, (iii) the possible benefits of additional investment capital in positive market environments and (iv) a capital structure more competitive with similar leveraged closed-end senior loan funds in the marketplace. The Adviser and the Board of Trustees discussed the Fund's current limitation on financial leverage. The Adviser and the Board of Trustees discussed the potential implications of increased leverage on costs, yield and total return.

  After careful consideration, the Board of Trustees determined that the approval of this proposal and the ability of the Fund to utilize financial leverage to the maximum extent allowed by the 1940 Act are in the best interests of the Fund's Common Shareholders.

RISKS OF FINANCIAL LEVERAGE

  There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the Common Shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the Common Shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the Common Shareholders. The Fund's use of leverage also may impair the ability of the Fund to maintain its qualification for federal income taxes as a regulated investment company.

  As long as the Fund is able to invest the proceeds of any financial leverage in senior loans or other investments that provide a higher net return than the then cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred shares offering) and the Fund's operating expenses, the effect of leverage will be to cause the Common Shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the Adviser believes to be an unlikely scenario), the Common Shareholders would have a lower rate of return than if the Fund had an unleveraged capital structure. During any annual period when the Fund has a net payable on the interest due on borrowings or the dividends due on any outstanding preferred shares, the failure to pay on such amounts would preclude the Fund from paying dividends on the Common Shares.


  The rights of lenders to the Fund to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances, and may require the Fund to pledge all or a portion of the Fund's assets to secure such borrowing. Further, the terms of such borrowing may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible, to repay borrowings or purchase or redeem any outstanding preferred shares from time to time if necessary, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements. Subject to the restrictions of the 1940 Act, the Fund may "releverage" through incurrence of new borrowing, or the reissuance of preferred shares and in connection with which the Fund, and indirectly the Common Shareholders, would incur the expenses of such releveraging. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to Common Shareholders.

  Although the Fund does not have any immediate intention to do so, the Fund may in the future issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund's Common Shares, such that holders of preferred shares would have priority over the distribution of the Fund's assets, including dividend and liquidating distributions. It is presently believed that any such preferred shares of the Fund would not be listed on any exchange and would be bought and sold in auctions through participating broker-dealers. If the Fund were to issue preferred shares, the Fund could be subject to, among other things, (i) more stringent asset coverage provisions, (ii) restrictions on certain investment practices and (iii) the imposition of certain minimum issue size, issuer geographical diversification and other requirements for determining portfolio assets that are eligible for computing compliance with their asset coverage requirements in connection with an investment grade rating for such preferred shares from one or more nationally recognized statistical rating organizations.


  The creation of borrowing or issuance of any preferred shares by the Fund entails certain initial costs and expenses and certain ongoing administrative and accounting expenses, as well as costs of interest payments and dividends on the leverage. Fees based on the net assets of the Fund (such as the Fund's advisory and administrative fees) will not increase by adding leverage to the Fund. Certain other expenses of the Fund (such as custodian fees or portfolio transaction-related costs which generally increase with any increase in the amount of assets managed by the Fund) are expected to marginally increase by adding leverage to the Fund. All of these costs and expenses will be borne by the Fund's Common Shareholders and will reduce the income or net assets available to Common Shareholders. If the Fund's current investment income were not sufficient to meet interest expenses on any borrowing or dividend requirements on any preferred shares, the Fund might have to liquidate certain of its investments in order to meet required interest or dividend payments, thereby reducing the net asset value attributable to the Fund's Common Shares.

  If there are preferred shares issued and outstanding, holders of the preferred shares will elect two Trustees. In addition, the terms of any preferred shares or borrowing may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

  The Fund could be converted to an open-end investment company at any time by an amendment to the Fund's Declaration of Trust. The Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund and (b) the lesser of (i) 67% or more of the Fund's Common Shares and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each class are present in person or by proxy or (ii) more than 50% of the outstanding Common Shares and preferred shares, each voting as a class. Among other things, conversion of the Fund to an open-end investment company would require the redemption of all outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares.


  Certain other practices in which the Fund may engage, including reverse repurchase agreements, may also be considered leverage and subject the Fund's leverage policy. However, to the extent that the Fund segregates cash, liquid securities or liquid senior loans in an amount sufficient to cover its obligations with respect to such reverse repurchase agreements, they will not be subject to the Fund's leverage policy.



  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO AMEND THE FUNDAMENTAL POLICY REGARDING THE FUND'S USE OF FINANCIAL LEVERAGE.


(B) TO ALLOW THE FUND TO OFFER TO REPURCHASE ITS SHARES ON A MONTHLY BASIS.

  The Fund currently has a fundamental policy whereby the Fund will make quarterly offers to repurchase its shares. The Board of Trustees proposes amending this fundamental policy to provide that the Fund make monthly offers to repurchase its shares.

  The Fund is governed by Rule 23c-3 of the 1940 Act, which currently permits periodic repurchase offers by funds, such as the Fund, no more frequently than once every three months. The Fund is currently seeking exemptive relief from the Commission to enable the Fund to conduct these repurchase offers for its shares on a monthly basis. If the Fund obtains relief from the Commission and if Common Shareholders approve the amendment to the Fund's fundamental policy, the Fund will have a fundamental policy pursuant to which it will make monthly repurchase offers. The Fund's fundamental policy will be changeable only by a majority of the vote of holders of the Trust's outstanding voting securities.


  Under Rule 23c-3, each repurchase offer conducted by the Fund must be for an amount not less than 5% nor more than 25% of the shares outstanding. When making quarterly repurchase offers, the Fund anticipates that each repurchase offer will be for up to 15% of shares outstanding on the repurchase request deadline. If relief is granted by the Commission and if shareholders approve the proposed change to the Fund's current fundamental policy, the Fund anticipates that each monthly repurchase offer will be for up to 5% of its shares outstanding on the repurchase request deadline; and, as described in the exemptive relief application, a proposed condition would be that the repurchase offer amount for the current monthly period, plus the repurchase offer amount for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the shares outstanding on the repurchase request deadline, or according to any other terms as may be granted under the requested exemptive relief from the Commission. If relief is granted by the Commission and if shareholders approve the proposed change to the Fund's current fundamental policy to permit monthly repurchase offers, the Fund does not anticipate any significant change in its ability to accommodate repurchase requests by shareholders. Each monthly repurchase offer is currently expected to be for up to 5% of shares outstanding (whereas the current quarterly repurchase offers are expected to be for up to 15% of shares outstanding), thus the Fund does not anticipate that, over any three-month period with monthly repurchase offers covering any quarter, the amount of repurchase requests will significantly change relative to the amounts currently incurred under the quarterly repurchase policy. Under Rule 23c-3, the Fund provides notification to Common Shareholders of its quarterly repurchase offers no less than twenty-one and no more than forty-two calendar days in advance of the repurchase request deadline. If relief is granted by the Commission and if shareholders approve the proposed change to the Fund's current fundamental policy, as described in the exemptive relief application, the Fund would provide notification to Common Shareholders of an upcoming monthly repurchase offer no less than seven and no more than fourteen calendar days in advance of the repurchase request deadline, or according to any other terms as may be granted under the requested exemptive relief from the Commission. Pursuant to Rule 23c-3, the Fund may also make a discretionary repurchase offer once every two years but the Fund has no current intention to do so. As described in the Fund's prospectus, an early withdrawal charge will be imposed on most Class B Shares and Class C Shares which have been held less than five years or one year, respectively. The other material terms of the Fund's monthly repurchase offers are expected to be the same as the Fund's current terms under its quarterly repurchase offers.

  Finally, under the terms of the Fund's current fundamental policy, the switch from quarterly to monthly repurchase offers would have occurred if the exemptive relief is obtained from the Commission and without any further shareholder action. In light of the Fund's need to have a shareholder meeting for Proposals 1 and 2(a) and the Fund's desire to simplify its exemptive application (which in turn may facilitate obtaining the requested relief), the Fund has chosen to add this Proposal 2(b) to its proxy statement. Therefore, the Fund intends to revise its exemptive order application accordingly to state that prior to relying on the requested relief, the Fund will obtain shareholder approval before making the switch from quarterly to monthly repurchase offers. The Fund cannot ensure that such relief will be granted. If shareholder approval to amend the policy is not obtained and/or the relief is not otherwise granted by the Commission, the Fund will continue with quarterly repurchase offers.

ACTION AND RECOMMENDATION OF THE BOARD OF TRUSTEES

  Since its inception in 1989 until February 2005, the Fund had been making discretionary quarterly tender offers to repurchase its shares at net asset value as determined at the close of the tender offer period. Although the Fund had conducted these tender offers quarterly since its inception, there were no assurances that the Fund would do so. In February 2005, the Board of Trustees of the Fund approved a new fundamental policy whereby the Fund is committed to make offers to repurchase shares of the Fund on a quarterly basis, until such time that the Commission grants exemptive relief to allow the Fund to conduct such repurchase offers on a monthly basis.


  Representatives of the Adviser made presentations to the Fund's Board of Trustees proposing the switch to monthly repurchase offers. The Board of Trustees considered information prepared by the Adviser regarding the potential benefits and costs of monthly offers. Among the benefits to Common Shareholders discussed were more investment flexibility created by the increased shareholder liquidity (monthly repurchases versus quarterly repurchases) and potentially better planning of transactions. In addition, the Board of Trustees noted that if a shareholder decides to forego a repurchase offer, they will only need to wait one month (rather than three months) for the next repurchase offer. The Adviser expects limited or no impact on the overall portfolio management or performance of the Fund upon converting to monthly repurchase offers; and indeed, the Adviser believes it may be easier to manage the cash needs of the Fund for the anticipated smaller monthly repurchases compared to larger quarterly repurchases. The Adviser and the Board of Trustees discussed the increased costs of having monthly versus quarterly repurchases (primarily due to increased printing and mailing costs and transaction expenses), but also noted the current voluntary expense waivers and reimbursements in place by the Adviser such that shareholders would not bear any increases in costs while such waivers or reimbursements remain in place. The waivers or reimbursements can be terminated by the Adviser at any time.


  After careful consideration, the Board of Trustees determined that the proposal to allow the Fund to repurchase its shares on a monthly basis is in the best interests of the Fund's Common Shareholders.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE FUNDAMENTAL POLICY REGARDING THE FUND'S REPURCHASE OFFERS.

--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUND

  The following information relates to the executive officers of the Fund. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser as of the date of this Proxy Statement. The officers of the Fund are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)        President and       Officer     President of funds in the Fund Complex since September 2005,
1221 Avenue of the Americas   Principal           since 2003  Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Executive Officer               since May 2003, and Managing Director of Van Kampen Advisors
                                                              Inc. since June 2003. Director of Investor Services since
                                                              September 2002. Director of the Adviser, Van Kampen
                                                              Investments and Van Kampen Exchange Corp. since January
                                                              2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                              & Co. Incorporated. Managing Director and Director of Morgan
                                                              Stanley Investment Management Inc. Chief Administrative
                                                              Officer, Managing Director and Director of Morgan Stanley
                                                              Investment Advisors Inc., and Morgan Stanley Services
                                                              Company Inc. and Managing Director and Director of Morgan
                                                              Stanley Distributors Inc. and Morgan Stanley Distribution
                                                              Inc. Chief Executive Officer and Director of Morgan Stanley
                                                              Trust. Executive Vice President and Principal Executive
                                                              Officer of the Institutional and Retail Morgan Stanley
                                                              Funds. Director of Morgan Stanley SICAV. Previously Chief
                                                              Global Operations Officer of Morgan Stanley Investment
                                                              Management Inc. and Executive Vice President of funds in the
                                                              Fund Complex from May 2003 to September 2005.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

Howard Tiffen (57)            Vice President      Officer     Managing Director of the Adviser and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of the senior loan funds advised by the
Oakbrook Terrace, IL 60181                                    Adviser. Prior to 1999, senior portfolio manager for Pilgrim
                                                              Investments. Associate of and a member of the Economic Club of Chicago.

Amy R. Doberman (44)          Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                            Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                              and the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex as of August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeltus Investment Management,
                                                              Inc from January 1997 to July 2000.
Stefanie V. Chang (39)        Vice President and  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   Secretary           since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

John L. Sullivan (50)         Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                    Director of Van Kampen Investments, the Adviser, Van Kampen
                                                              Advisors Inc. and certain other subsidiaries of Van Kampen
                                                              Investments, Vice President, Chief Financial Officer and
                                                              Treasurer of funds in the Fund Complex. Head of Fund
                                                              Accounting for Morgan Stanley Investment Management. Prior
                                                              to December 2002, Executive Director of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              Officer and         since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181    Treasurer                       of funds in the Fund Complex since August 2005. Prior to
                                                              June 2005, Vice President and Chief Financial Officer of
                                                              Enterprise Capital Management, Inc., an investment holding company.

SHAREHOLDER INFORMATION


  Excluding deferred compensation balances as described in the Compensation Table, as of April 24, 2006, each incumbent Trustee and nominee for Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified below.


               TRUSTEE/NOMINEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES/NOMINEES

                                                                TRUSTEE/NOMINEE
                       -------------------------------------------------------------------------------------------------
                         ARCH     CHOATE    DAMMEYER    HEAGY     KENNEDY     KERR     NELSON    SONNENSCHEIN   WOOLSEY
                         ----     ------    --------    -----     -------     ----     ------    ------------   -------
Dollar range of
 equity securities in
 the Fund............  $1-        None      None       None       None       None      None      None           None
                       $10,000
Aggregate dollar
 range of equity
 securities in all
 registered
 investment companies
 overseen by Trustee/
 Nominee in Fund
 Complex.............  $50,001-   $1-       over       $50,001-   over       $1-       $1-       $10,001-       $10,001-
                       $100,000   $10,000   $100,000   $100,000   $100,000   $10,000   $10,000    $50,000       $50,000


INTERESTED TRUSTEE


                                                        TRUSTEE
                                                        --------
                                                         WHALEN
                                                         ------
Dollar range of equity securities in the Fund.........  $10,001-
                                                        $50,000
Aggregate dollar range of equity securities in all
  registered investment companies overseen by Trustee
  in Fund Complex.....................................  over
                                                        $100,000


  Including deferred compensation balances as described in the Compensation Table, as of April 24, 2006, each incumbent Trustee and nominee for Trustee owned the dollar ranges of amounts of the Fund and other funds in the Fund Complex as specified below.

         TRUSTEE/NOMINEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES/NOMINEES

                                                                  TRUSTEE/NOMINEE
                       -----------------------------------------------------------------------------------------------------
                         ARCH       CHOATE    DAMMEYER    HEAGY     KENNEDY      KERR      NELSON    SONNENSCHEIN   WOOLSEY
                         ----       ------    --------    -----     -------      ----      ------    ------------   -------
Dollar range of
 equity securities
 and deferred
 compensation in the
 Fund................  $1-         None       None       None       None       None       None       None           None
                       $10,000
Aggregate dollar
 range of equity
 securities and
 deferred
 compensation in all
 registered
 investment companies
 overseen by Trustee/
 Nominee in Fund
 Complex.............  $50,001-    over       over       over       over       over       over       over           $10,001-
                       $100,000    $100,000   $100,000   $100,000   $100,000   $100,000   $100,000    $100,000      $50,000

INTERESTED TRUSTEE

                                                       TRUSTEE
                                                       --------
                                                        WHALEN
                                                        ------
Dollar range of equity securities and deferred
  compensation in the Fund...........................  over
                                                       $100,000
Aggregate dollar range of equity securities and
  deferred compensation in all registered investment
  companies overseen by Trustee in Fund Complex......  over
                                                       $100,000

  As of April 24, 2006, to the knowledge of the Fund, no shareholder owned beneficially more than 5% of a class of the Fund's outstanding Common Shares, except as described below:.



                                                             APPROXIMATE
                                                              PERCENTAGE
                                        CLASS OF           OF OWNERSHIP ON
NAME AND ADDRESS OF HOLDER               SHARES             APRIL 24, 2006
-----------------------------------  ---------------    ----------------------
Morgan Stanley DW Inc.                   A                      11.2%
Harborside Financial Center              B                      20.3%
Plaza 3 6th Floor                        C                      31.6%
Jersey City, NJ 07311

Morgan Stanly DW Inc.                    IC                     22.7%
Harborside Financial Center
Plaza 2 6th Floor
Jersey City, NJ 07311

MLPF&S For the Sole Benefit of its
Customers                                A                       6.2%
Attn: Fund Administration 97FW6          C                      12.6%
4800 Deer Lake Drive E 2nd Floor         IC                        7%
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc.            IB                      5.1%
Attn: Cindy Tempesta 7th Floor           C                       8.2%
333 W 34th Street                        IC                      5.9%
New York, NY 10001-2402



  As of April 24, 2006, the following Trustees beneficially owned Common Shares of the Fund, in the amounts shown: Mr. Arch, 1,050 Common Shares; and Mr. Whalen, 2,468 Common Shares.



  As of April 24, 2006, the Trustees and executive officers of the Fund individually and as a group owned less than 1% of the outstanding Common Shares of the Fund.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's Trustees, officers, Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the Commission reporting their affiliation with the Fund and reports of ownership and changes in ownership of shares of the Fund. These persons and entities are required by Commission regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, its Trustees, officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Board. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

AUDIT AND OTHER FEES

  The Fund and certain "covered entities" were billed the following amounts by D&T during the Fund's most recent two fiscal years.

FISCAL YEAR ENDED JULY 31, 2005

                                              NON-AUDIT FEES
                                  ---------------------------------------
                        AUDIT      AUDIT-                ALL      TOTAL
ENTITY                   FEES     RELATED      TAX      OTHER   NON-AUDIT    TOTAL
------                  -----     -------      ---      -----   ---------    -----
Fund.................  $114,850   $      0    $2,200(3)  $0     $  2,200    $117,050
Covered
  Entities(1)........       N/A   $321,000(2) $    0     $0     $321,000    $321,000

FISCAL YEAR ENDED JULY 31, 2004

                                              NON-AUDIT FEES
                                  ---------------------------------------
                        AUDIT      AUDIT-                ALL      TOTAL
ENTITY                   FEES     RELATED      TAX      OTHER   NON-AUDIT    TOTAL
------                  -----     -------      ---      -----   ---------    -----
Fund.................  $108,080   $      0    $2,100(3)  $0     $  2,100    $110,180
Covered Entities(1)..       N/A   $230,000(2) $    0     $0     $230,000    $230,000

---------------

(1) Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Fund's tax return.

  The audit committee of the Board has considered whether the provision of non-audit services performed by D&T to the Fund and "covered entities" is compatible with maintaining D&T's independence in performing audit services. Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which is filed as Annex A hereto.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES


  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs in connection with the solicitation of proxies. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. Additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser or Van Kampen, by the transfer agents of the Fund, by dealers or their representatives or by Computershare Fund Services, a solicitation firm that may be engaged to assist in proxy solicitation at an estimated cost of approximately $100,000; however, because of the current voluntary expense waivers or reimbursements in place by the Adviser, the Fund nor its shareholders would bear any costs related to such solicitation while such waivers or reimbursements remain in place. The waivers or reimbursements can be terminated by the Adviser at any time.


SHAREHOLDER PROPOSALS

  The Fund does not hold regular annual meetings of shareholders. As a general matter, the Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Fund should send such proposal to the Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholder meeting, rules promulgated by the Commission require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

GENERAL

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       Lou Anne McInnis,
                                       Assistant Secretary


April 27, 2006

                                                                         ANNEX A

                         JOINT AUDIT COMMITTEE CHARTER
                                     OF THE
                                VAN KAMPEN FUNDS

                                                  AS ADOPTED ON JULY 23, 2003(1)

---------------

(1) This Joint Audit Committee Charter, adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

1.  MISSION STATEMENT

  The Audit Committee (the "Audit Committee") is a committee of the Board of Trustees/Directors/Managing General Partners (referred to herein as the "Trustees" and collectively as the "Board") of each Van Kampen Fund (each a "Fund").(2) The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control over financial reporting and legal compliance functions of the Funds, including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Fund's independent auditors (the "Independent Auditors") and (iv) the performance of the Fund's internal audit function, and (b) making the statement by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement, if any.

2.  COMPOSITION

  The Audit Committee shall be comprised of three or more Trustees of the Board. Audit Committee members shall be designated by the full Board, and the manner of selection of the Audit Committee chair shall also be designated by the full Board.

  The duties and responsibilities of an Audit Committee member shall be in addition to those duties set out for a member of the Board. Audit Committee members shall undertake this commitment with the understanding that they are assuming additional responsibilities to prepare for, attend and actively participate in Audit Committee meetings. This may require members to undertake training covering their financial oversight responsibilities.

  Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act and any requirements and rules of the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and/or the Chicago Stock Exchange ("CHX") as applicable to the Fund. Each member of the Audit Committee shall be "independent" as defined by the Act and any rules and regulations

---------------

(2) This Joint Audit Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Charter has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms "Audit Committee," "Trustees" and "Board" mean the Audit Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

promulgated by the SEC pursuant to the Act and any requirements and rules of the NYSE, AMEX and/or CHX as applicable to the Fund.

  According to the rules and regulations promulgated by the SEC pursuant to the Act, a member is independent (an "Independent Trustee") if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund, other than receipt of Trustee's fees (including additional amounts, if any, paid to chairs of committees and committee members) and any pension or other forms of deferred compensation from the Fund for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). [The requirements of the NYSE, AMEX and CHX are set forth in Appendix A hereto.]

  Each member of the Audit Committee must be "financially literate" as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have "accounting or related financial management expertise" as the Board interprets such qualification in its business judgment. Further, either (a) at least one member of the Audit Committee must be determined to be an "audit committee financial expert" (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an "audit committee financial expert," such fact must be disclosed in the Fund's annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an "audit committee financial expert" or, if not, why not, and the Board shall make the final determinations in this regard.

  No Trustee may serve as a member of the Audit Committee if such Trustee serves on the audit committee of more than two other public issuers, unless the Board determines that such simultaneous service would not impair the ability of such Trustee to serve effectively on the Audit Committee. Any such determination must be disclosed in the Fund's annual proxy statement, if any.

3.  MEETINGS OF THE AUDIT COMMITTEE

  The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Joint Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings may be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit

Committee shall meet separately on a periodic basis with (a) the principal financial officer of the Fund and persons assisting with the preparation of the Fund's financial statements, (b) the internal auditors (or personnel responsible for the Fund's internal audit function) and (c) the Independent Auditors, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately.

  The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Fund.

4.  AUTHORITY

  The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Audit Committee Charter.

5.  DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

  In carrying out its duties and responsibilities, the Audit Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

  a. Oversight of the Auditor's Engagement/Independence

      i. Instruct the Independent Auditors that they are ultimately accountable to the Board and the Audit Committee, as the shareholders' representatives, and that the Audit Committee has the sole authority and responsibility to select (subject to ratification by a majority of the Independent Trustees of the Board), compensate, evaluate, and where appropriate terminate the Independent Auditors.

      ii. Approve the selection (subject to ratification by a majority of the Independent Trustees of the Board), compensation, evaluation and termination of the Independent Auditors to audit the books and accounts of the Fund and its subsidiaries, if any, for each fiscal year.

      iii. Review and, in its sole discretion, approve in advance the Independent Auditors' annual engagement letter, including the proposed fees contained therein.

      iv. Review and, in its sole discretion, pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditors to the Fund and (B) all engagements for non-audit services to be provided by the Independent Auditors (1) to the Fund's investment adviser(s) or (2) to any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Fund (clauses (A) and (B), collectively, the "Covered Services" and the entities referred to in clause (B), collectively, the "Covered Entities"); provided that pre-approval by the Audit Committee of Covered Services be effected pursuant to the procedures described below in Section VI captioned "PRE-APPROVAL PROCEDURES"; and provided that this Joint Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE or Amex listing standards.

      v. Obtain and review at least annually from the Independent Auditors a report describing:

           (1) the Independent Auditors' internal quality-control procedures;

           (2) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditors, and any steps taken to deal with any such issues; and

           (3) all relationships between the Independent Auditor and the Fund.

      vi. Review at least annually the qualifications, performance and independence of the Independent Auditors, including the performance of the lead partner of the Independent Auditors, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditors when circumstances warrant.

      vii. Oversee the independence of the Independent Auditors by, among other things:

           (1) actively engaging in a dialogue with the Independent Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditors, and taking appropriate action to satisfy itself of the auditor's independence;

           (2) monitoring compliance by the Independent Auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

           (3) monitoring compliance by the Fund, the Fund's investment adviser(s), the Fund's distributor and the Independent Auditors with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

           (4) considering whether there should be a regular rotation of the Independent Auditors; and

           (5) obtaining from the Independent Auditors and reviewing a complete description of all audit, management consulting, or other services performed for management or its affiliates, consistent with Independence Standards Board Standard I.

  b. Oversight of Financial Statements and the Audit

      i. Review the annual audit plan of the Independent Auditors, including the scope of audit activities, monitor such plan's progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Fund, including any comments or recommendations of the Independent Auditors.

      ii. Obtain and review at least annually for the Fund a report from the Independent Auditors describing:

           (1) all critical accounting policies and practices used;

           (2) all alternative treatments within United States generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditors;

           (3) other material written communications between the Independent Auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and

           (4) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Fund's Audit Committee pursuant to the Fund's pre-approval procedures.

      iii. Review with the principal financial officer of the Fund and persons responsible for assisting with the preparation of the Fund's financial statements, internal audit (or management responsible for the Fund's internal audit function) and the Independent Auditors, the following:

           (1) the Fund's annual audited financial statements and interim financial statements, and any major issues related thereto, including any significant matters arising in the preparation of the annual and interim financial statements;

           (2) critical accounting policies and such other accounting policies of the Fund as are deemed appropriate for review by the Audit Committee prior to any annual or interim filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Fund's financial statements;

           (3) major issues regarding accounting principles and financial statements presentations, including (i) any significant changes in the Funds' selection or application of accounting principles, and (ii) any analyses prepared by management and/or the Independent Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Funds' financial statements;

           (4) the Funds' exposure to risk, as well as the Funds' major financial risk exposures and steps to control such exposures;

           (5) qualitative judgments made about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Funds and, particularly, about the degree of neutrality and objectivity of its accounting principles and underlying estimates;

           (6) any uncorrected misstatements whose effects management believes are immaterial, both individually and in the aggregate, to the financial statements taken as a whole;

           (7) procedures used to assess the representativeness of the valuations of securities provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets;

           (8) for securities valued at "fair value" as determined in good faith under procedures established by the Board, inquire as to Independent Auditors' conclusions as to the reasonableness of the "fair value" procedures, management's adherence to such procedures, and the adequacy of supporting documentation for any valuation offered under the procedures;

           (9) significant tax accounting policies elected by the Funds (including matters affecting qualification under Subchapter M of the Internal

               Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes;

           (10) review with counsel legal and regulatory matters that may have a material effect on the Funds' financial statements, related compliance policies and programs, and any reports received from regulators; and

           (11) the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Fund.

      iv. Review on a regular basis with the Independent Auditors any problems or difficulties encountered by the Independent Auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the Independent Auditors's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditors the following:

           (1) any accounting adjustments that were noted or proposed by the Independent Auditors but were rejected by management (as immaterial or otherwise);

           (2) any communications between the audit team and the Independent Auditors' national office respecting auditing or accounting issues presented by the engagement;

               and

           (3) any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Auditors to the Fund.

      v. Attempt to resolve all disagreements between the Independent Auditors and management regarding financial reporting.

      vi.  Review information obtained from the Independent Auditors pursuant to
           Section 10A of the Securities Exchange Act of 1934.

  c. Oversight of Internal Control Over Financial Reporting

      i. Review periodically a report from the Fund's principal executive officer, principal financial officer and Independent Auditors, at least annually, regarding the following:

           (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting of the Fund, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Fund

               (the "Related Entities"), or, to the knowledge of such persons, other service providers, which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information, including any material weaknesses in internal control over financial reporting identified by the Independent Auditors;

           (2) any fraud, whether or not material, that involves management or other employees of the Fund, the Related Entities, or, to the knowledge of such persons, other service providers to the Fund who have a significant role in the Fund's internal control over financial reporting; and

           (3) any change in the Fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

  d. Compliance

      i. Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditors, internal auditors (or other personnel responsible for the internal audit function), the Fund's management, including the principal financial officer, management of the Fund's investment adviser(s), management of the Fund's distributor, and management of those service providers of the Fund deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate.

      ii. Establish procedures (by the earlier of: (1) the Fund's first annual meeting shareholders' meeting, if any, after January 15, 2004 or (2) October 31, 2004) for (A) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services or other persons of concerns regarding questionable accounting or auditing matters.

      iii. Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Fund.

      iv. Discuss earnings press releases, if any, as well as financial information and earnings guidance provided to analysts and rating agencies, but this discussion may be general in nature (i.e., discussion of the type of information to be disclosed and the type of presentation to be made) and need not precede each earnings release or earnings guidance.

  e. Miscellaneous

      i. Perform an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this Joint Audit Committee Charter and consider the goals and objectives of the Audit Committee for the upcoming year. The evaluation shall include a review and assessment of the adequacy of this Joint Audit Committee Charter and propose any changes for approval by the Board. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;

      ii.  Report regularly to the Board on its activities, as appropriate; and

      iii. Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee or the Board deems necessary or appropriate.

6.  PRE-APPROVAL PROCEDURES

  The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve non-audit services to the Fund and Covered Services between regularly scheduled meetings of the Audit Committee. Any such pre-approval decision must be presented to the Committee at its next scheduled meeting. The Audit Committee shall review and approve its pre-approval procedures at least annually. The pre-approval procedures in effect from time-to-time shall be attached to this Joint Audit Committee Charter as Appendix B.

7.  REPORTING

  The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Fund's financial statements, the Fund's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors, or the performance of the Fund's internal audit function. In particular, the Audit Committee will also report to the Board its conclusions or recommendations with respect to matters the Audit Committee considers to be of interest or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designed by the Audit Committee to make this report.

  The Audit Committee shall make the statement required by the rules of the SEC to be included in the Fund's annual proxy statement, if any, and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Fund; (b) discussed with the Independent Auditors the matters required to be discussed by the Statements on Auditing Standards No. 61; (c) received the written disclosures and the letter from the Independent Auditors required by ISB Standard No. 1 and have discussed with the Independent Auditors the auditor's independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Fund's annual report for the past fiscal year, as filed with the SEC.

8.  RESOURCES

  The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of Independent Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

9.  LIMITS ON ROLE OF AUDIT COMMITTEE

  While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

  - planning or conducting the audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

  - determining whether the Form N-CSR filed by the Fund with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

  - determining whether the Fund's financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Fund as of, and for, the periods presented in the Form N-CSR; or

  - establishing or maintaining disclosure controls and procedures and internal control over financial reporting for the Fund.

  In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or the Fund's investment adviser(s) or the Fund's distributor. The Audit Committee and its members do not have a duty or responsibility to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Fund, the Fund's investment adviser(s), the Fund's distributor and service providers to the Fund from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditors to the Fund.

                                                                      APPENDIX A

                    NYSE/AMEX/CHX INDEPENDENCE REQUIREMENTS

CURRENT NYSE INDEPENDENCE REQUIREMENTS

  303.01  Audit Committee

      (B) Requirements for a Qualified Audit Committee.

           (2) Composition/Expertise Requirement of Audit Committee Members.

               (a) Each audit committee shall consist of at least three
                   directors, all of whom have no relationship to the company that may interfere with the exercise of their independence from management and the company ("Independent");

           (3) Independence Requirement of Audit Committee Members. In addition to the definition of Independent provided above in (2)(a), the following restrictions shall apply to every audit committee member:

               (a) Employees. A director who is an employee (including non-
                   employee executive officers) of the company or any of its affiliates may not serve on the audit committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the company, the director could serve on the audit committee after three years following the termination of the relationship between the company and the former parent or predecessor.

               (b) Business Relationship. A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the company, or (ii) who has a direct business relationship with the company (e.g., a consultant) may serve on the audit committee only if the company's Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the company, to the director, and, if applicable, to the organization with which the director is affiliated. " Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the audit committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the company, (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the director and the company.

               (c) Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the company's executives serve on that corporation's compensation committee may not serve on the audit committee.

               (d) Immediate Family. A director who is an Immediate Family member of an individual who is an executive officer of the company or any of its affiliates cannot serve on the audit committee until three years following the termination of such employment relationship. See para.303.02 for definition of "Immediate Family".

PROPOSED NYSE INDEPENDENCE REQUIREMENTS

  303A(2): In order to tighten the definition of "independent director" for purposes of these standards:

      (a) No director qualifies as "independent" unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Companies must disclose these determinations.

  Commentary: It is not possible to anticipate, or explicitly to provide for, all circumstances that might signal potential conflicts of interest, or that might bear on the materiality of a director's relationship to a listed company. Accordingly, it is best that boards making "independence" determinations broadly consider all relevant facts and circumstances. In particular, when assessing the materiality of a director's relationship with the company, the board should consider the issue not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. However, as the concern is independence from management, the Exchange does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding. Of course in no event can any current employee of the listed company be deemed independent of management.

  The basis for a board determination that a relationship is not material must be disclosed in the company's annual proxy statement or, if the company does not file an annual proxy statement, in the company's annual report on Form 10-K filed with the SEC. In this regard, a board may adopt and disclose categorical standards to assist it in making determinations of independence and may make a general disclosure if a director meets these standards. Any determination of independence for a director who does not meet these standards must be specifically explained. A company must disclose any standard it adopts. It may then make the general statement that the independent directors meet the standards set by the board without detailing particular aspects of the immaterial relationships between individual directors and the company (except where there is a presumption of non-independence, as described in the commentary to Section 303A(2)(b)). In the event that a director with a business or other relationship that does not fit within the disclosed standards is determined to be independent, a board must disclose the basis for its determination in the manner described above. This approach provides investors with an adequate means of assessing the quality of a board's independence and its independence determinations while avoiding excessive disclosure of immaterial relationships.

      (b) In addition:

           (i) A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is presumed not to be independent until five years after he or she ceases to receive more than $100,000 per year in such compensation.

  Commentary: A listed company's board may negate this presumption with respect to a director if the board determines (and no independent director dissents) that, based upon the relevant facts and circumstances, such compensatory relationship is not material. Any affirmative determination of independence made by the board in these circumstances must be specifically explained in the listed company's proxy statement, or, if the company does not file a proxy statement, in the company's annual report filed on Form 10-K with the SEC, and cannot be covered by a categorical standard adopted in accordance with the commentary to

Section 303A(2)(a). Compensation received by a director for former service as an interim Chairman or CEO does not need to be considered as a factor by a board in determining independence under this presumption. If a person who received more than $100,000 per year in direct compensation from a listed company dies or becomes incapacitated, the presumption of non-independence applicable to his or her immediate family members will cease immediately upon such death or determination of incapacity.

           (ii) A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the company is not "independent" until five years after the end of either the affiliation or the auditing relationship.

           (iii) A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the listed company's present executives serves on that company's compensation committee is not "independent" until five years after the end of such service or the employment relationship.

           (iv) A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (A) that accounts for at least 2% or $1 million, whichever is greater, of the listed company's consolidated gross revenues, or (B) for which the listed company accounts for at least 2% or $1 million, whichever is greater, of such other company's consolidated gross revenues, in each case is not "independent" until five years after falling below such threshold.

  Commentary to Section 303A(2)(b): An "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home.

  Transition Rule. During the five years immediately following [insert the effective date of this listing standard], each five year "look back" period referenced in sub-paragraphs (b)(i) through (b)(iv) shall instead be the period since [insert effective date of this listing standard]. For example, if a director received in excess of $100,000 per year in direct compensation from a listed company during the year prior to [insert effective date of this listing standard], there will be no required presumption that the director is not independent unless such compensatory relationship extended past [insert effective date of this listing standard].

CURRENT AMEX INDEPENDENCE REQUIREMENTS

  Sec. 121, INDEPENDENT DIRECTORS AND AUDIT COMMITTEE

      A. Independent Directors:

      The Exchange requires that domestic listed companies have a sufficient number of independent directors on the company's board of directors to satisfy the audit committee requirement set forth below. Independent directors are not officers of the company and are, in the view of the company's board of directors, free of any relationship that would interfere with the exercise of independent judgment. The following persons shall not be considered independent:

      (a) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

      (b) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

      (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

      (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

      (e) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

PROPOSED AMEX INDEPENDENCE REQUIREMENTS

  Sec. 121, INDEPENDENT DIRECTORS AND AUDIT COMMITTEE

      A. Independent Directors:

      Each listed company must have a sufficient number of independent directors on its Board of Directors (a) such that at least a majority of such directors are independent directors (subject to the exceptions set forth in Section 801 and, with respect to small business filers, Section 121B(2)(c)), and (b) to satisfy the audit committee requirement set forth below. "Independent director" means a person other than an officer or employee of the company or its subsidiaries. No director qualifies as independent unless the Board of Directors affirmatively determines that the director does not have a material relationship with the listed company that would interfere with the exercise of independent judgment. In addition, audit committee members must also comply with the requirements set forth in paragraph B(2) below. The following is a non-exclusive list of persons who shall not be considered independent:

      (a) a director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company;*

      (b) a director who accepts or has an immediate family member who accepts any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or previous fiscal year, other than compensation for board service, payments arising solely from investments in the company's securities, compensation paid to an immediate family member who is an employee of the company or a parent or subsidiary of the company (but not if such person is an executive officer of the company or any parent or subsidiary of the company), or benefits under a tax-qualified retirement plan, or non-discretionary compensation;*

      (c) a director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the company or any parent or subsidiary of the company as an executive officer;*

      (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities) that exceed 5% of

---------------
* During the three years immediately following [insert effective date of rule change] the applicable "look back" period shall be the period since [insert effective date of the rule change] for independent directors who are not members of the Audit Committee.

  the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;*

      (e) a director of the listed company who is employed as an executive officer of another entity where any of the listed company's executive officers serve on that entity's compensation committee;

      (f) a director who is or was a partner or employee of the company's outside auditor, and worked on the company's audit engagement, during the past three fiscal years.*

      B. Audit Committee:

           (2) Composition

               (a) Each issuer must have, and certify that it has and will continue to have, an Audit Committee of at least three members, each of whom:

                    (i) satisfies the independence standards specified in
                        Section 121A and Rule 10A-3 under the Securities Exchange Act of 1934;

  Sec. 803. INDEPENDENT DIRECTORS AND AUDIT COMMITTEE

      (a) No security is eligible for listing unless the issuer is in compliance with the audit committee requirements of Rule 10A-3 under the Securities Exchange Act of 1934, subject to an opportunity to cure any defects thereof in accordance with the procedures set forth in Section 1009 and Part 12. If a member of the issuer's audit committee ceases to be independent in accordance with the requirements of Rule 10A-3 under the Securities Exchange Act of 1934 (and the corresponding provisions of Section 121B(2)(a)(i)) for reasons outside the member's reasonable control, that person, with notice to the Exchange, may remain an audit committee member of the issuer until the earlier of the next annual shareholders meeting of the issuer or one year from the occurrence of the event that caused the member to be no longer independent. The text of Rule 10A-3 under the Securities Exchange Act of 1934 is reproduced in Commentary .01.

      (b) A listed issuer must notify the Exchange promptly after an executive officer of the issuer becomes aware of any material noncompliance by the listed issuer with the requirements of paragraph (a).

---------------
* During the three years immediately following [insert effective date of rule change] the applicable "look back" period shall be the period since [insert effective date of the rule change] for independent directors who are not members of the Audit Committee.

      (c) Any notification required pursuant to paragraphs (a) or (b) should be provided to the Exchange's Listing Qualifications Department at (212) 306-1331 (telephone), (212)-306-5325 (facsimile).

      (d) The requirements of paragraphs (a) and (b) are operative as of

           (i) July 31, 2005 for foreign private issuers and small business issuers (as defined in Rule 12b-2 under the Securities Exchange Act of 1934); or

           (ii) for all other listed issuers, the earlier of the listed issuer's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

CURRENT CHX INDEPENDENCE REQUIREMENTS

  RULE 19. The following Rule 19 applies only to Tier I issuers:

      (d) Each listed company shall establish and maintain an Audit Committee, a majority of the members of which shall be independent directors, as defined below.

      (e) Each listed company shall maintain a minimum of two independent directors on its board of directors. For purposes of this section, "independent director" shall mean a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

  RULE 21. The following Rule 21 applies only to Tier II issuers:

      (1) Each listed company shall establish and maintain an Audit Committee, a majority of the members of which shall be independent directors.

      (2) Each listed company shall maintain a minimum of two independent directors on its board of directors. For purposes of this section, "independent director" shall mean a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

                                                                      APPENDIX B

                             JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

                            AS ADOPTED JULY 23, 2003 AND AMENDED MAY 25, 2005(1)

---------------

(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

1.  STATEMENT OF PRINCIPLES

  The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

  The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

  For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

  The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

---------------

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

  The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

  The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

  The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.  DELEGATION

  As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.  AUDIT SERVICES

  The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

  In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

  The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.  AUDIT-RELATED SERVICES

  Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

  The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.  TAX SERVICES

  The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

  Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.  ALL OTHER SERVICES

  The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

  The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

  A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.  PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

  Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.  PROCEDURES

  All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

  The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.  ADDITIONAL REQUIREMENTS

  The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

  Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the

Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

  - Van Kampen Investments Inc.

  - Van Kampen Asset Management

  - Van Kampen Advisors Inc.

  - Van Kampen Funds Inc.

  - Van Kampen Investor Services Inc.

  - Morgan Stanley Investment Management Inc.

  - Morgan Stanley Trust Company

  - Morgan Stanley Investment Management Ltd.

                                                                         ANNEX B

                       JOINT GOVERNANCE COMMITTEE CHARTER

                                     OF THE

                                VAN KAMPEN FUNDS

                                                     AS ADOPTED ON MARCH 3, 2004

1.  MISSION STATEMENT

  The Governance Committee (the "Governance Committee") is a committee of the Board of Trustees/Directors/Managing General Partners (referred to herein as the "Trustees" and collectively as the "Board") of each Van Kampen Fund (each a "Fund")(1). The purpose of the Governance Committee is to (1) identify individuals qualified to serve on the Board as trustees/directors/managing general partners that are "independent" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), and on committees of the Board, and to recommend, for selection by the Board, the Board nominees for meetings of shareholders, (2) advise the Board with respect to Board composition, procedures and committees, (3) advise the Board with respect to Trustee compensation and benefits, and administer the Fund's deferred compensation plans and retirement plan, (4) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, committee policies and procedures and (5) oversee periodic evaluations of the Board and any committees of the Board.

2.  COMPOSITION

  The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

  Each member of the Governance Committee shall be qualified as "independent" as defined by the listing requirements and rules of the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and the Chicago Stock Exchange ("CHX"). Members of the Committee shall also qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence under applicable laws or regulations.

---------------
(1) This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms "Governance Committee," "Trustees" and "Board" mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

3.  MEETINGS OF THE GOVERNANCE COMMITTEE

  The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Joint Governance Committee Charter. The Governance Committee shall meet on a regular basis (which shall be at least two times annually) and special meetings may be called as circumstances require. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

  The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4.  AUTHORITY

  The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

5.  DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

  In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

  a. Board Candidates and Nominees

      The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

      i. evaluate the suitability of potential trustee/director/managing general partner nominees proposed by Trustees, shareholders or others;

      ii. recommend, for selection by the Board, the Independent Trustee nominees for election by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE"), the American Stock Exchange (the "AMEX") and the Chicago Stock Exchange ("CHX") (the NYSE,

           AMEX and CHX are collectively referred to herein as the "Exchanges"); and

      iii. review the suitability for continued service as a trustee/director/ managing general partner of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated.

  b. Board Composition, Procedures and Committees

      The Governance Committee shall have the following goals and responsibilities with respect to the composition, procedures and committees of the Board as a whole:

      i. review periodically with the Board the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by the 1940 Act and the Exchanges;

      ii. make recommendations concerning any other aspect of the procedures of the Board that the Governance Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Fund rule, guideline, procedure, code of ethics or corporate governance principle;

      iii. make recommendations on the requirements for, and means of, Board orientation;

      iv. periodically review and make recommendations concerning the committee structure of the Board, the members and size of committees (including the creation or elimination of committees), the orientation of committee members, the annual review performed, if any, by each committee, the independence and qualifications of the members of the audit committee and the overall allocation of responsibilities among the Board and the committees; and

      v. recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Governance Committee's power to make such a recommendation under this Joint Governance Committee Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director/managing general partner, to make such a recommendation at any time.

  c. Compensation and Benefits

    The Governance Committee shall have the following goals and responsibilities with respect to the Trustees' compensation and benefits of the Board as a whole:

      i. periodically review the goals and objectives of the Trustees' compensation and benefits and make recommendations concerning such goals and objectives, the level and structure of Trustee compensation and the level of Trustee compensation by Fund and the allocation of Trustee compensation among Funds;

      ii. periodically review and make recommendations concerning the Fund's deferred compensation plan and the Fund's retirement plan; and

      iii. act as the administrative committee under the Trustee's Deferred Compensation Plan and Retirement Plan.

  d. Corporate Governance

    The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

      i. monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

           (1) trustee/director/managing general partner qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX") and the rules thereunder, the 1940 Act, and the Exchanges; the Governance Committee shall also develop policies regarding trustee/director/managing general partner tenure, retirement, removal and succession;

           (2) trustee/director/managing general partner duties and responsibilities, including with respect to attendance at meetings and advance review of meeting materials;

           (3) trustee/director/managing general partner access to management, and, as necessary and appropriate, independent advisers;

           (4) trustee/director/managing general partner compensation, deferred compensation and retirement policies; and policies on reimbursement of out-of-pocket expenses; and

           (5) trustee/director/managing general partner orientation and continuing education;

      ii. review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the Exchanges, and to recommend any desirable changes to the Board;

      iii. consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

  e. Periodic Evaluations and Board Training

  The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

  In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, the manner in which they were discussed or debated and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

  The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

  The Governance Committee shall be responsible for making recommendations on the requirements for, and means of, Board training.

6.  EVALUATION OF THE GOVERNANCE COMMITTEE

  The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

  The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7.  INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

  The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                      SL 06

                                                                  EXHIBIT 99 (a)



                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                           YOUR PROXY VOTE IS IMPORTANT!

                                           AND NOW YOU CAN VOTE YOUR PROXY
                                           ON THE PHONE, OR THE INTERNET.

                                           IT SAVES MONEY! TELEPHONE, FACSIMILE
                                           AND INTERNET VOTING SAVES POSTAGE
                                           COST. SAVINGS WHICH CAN HELP
                                           MINIMIZE EXPENSES.

                                           IT SAVES TIME! TELEPHONE AND
                                           INTERNET VOTING IS INSTANTANEOUS - 24
                                           HOURS A DAY.

                                           IT'S EASY! JUST FOLLOW THESE SIMPLE
                                           STEPS:

                                           1. READ YOUR PROXY STATEMENT AND
                                           HAVE IT AT HAND.

                                           2. CALL TOLL-FREE X-XXX-XXX-XXXX, OR
                                           GO TO WEBSITE: HTTPS://VOTE.PROXY-
                                           DIRECT.COM

                                           3. FOLLOW THE RECORDED OR ON-SCREEN
                                           DIRECTIONS.

                                           4. DO NOT MAIL YOUR PROXY CARD
                                           WHEN YOU VOTE BY PHONE, OR INTERNET.







                  Please detach at perforation before mailing.


PROXY                       VAN KAMPEN SENIOR LOAN FUND                    PROXY


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 23, 2006



The undersigned holder of Common Shares of Van Kampen Senior Loan Fund, a Massachusetts business trust (the "Fund"), hereby appoints John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 23, 2006 at 9:00 a.m., and any and all adjournments thereof (the "Special Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

If more than one of the proxies, or their substitutes, are present at the Special Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FOR THE SPECIAL MEETING TO BE HELD ON JUNE 23, 2006.


THE BOARD OF TRUSTEES OF THE FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

                           VOTE VIA THE TELEPHONE: X-XXX-XXX-XXXX
                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM /999 9999 9999 999/

                           NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                           _____________________________________________________
                           Signature

                           _____________________________________________________
                           Signature (if held jointly)

                           _____________________________________________________
                           Date                                       XXX XXXX

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT










                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                  Please detach at perforation before mailing.




 1.  Authority to vote for the election as trustees, the nominees named below:
     01  Jerry D. Choate  02 Linda Hutton Heagy  03 R. Craig Kennedy
     04  Jack E. Nelson   05  Suzanne H. Woolsey

     To withhold authority for any individual, mark the box "For All Except" and
     write the nominee's(s') number on the line below.                              FOR     WITHHOLD     FOR ALL
                                                                                    ALL                  EXCEPT
     ____________________________________________________________                   [ ]       [ ]         [ ]


     2a.  To amend the Fund's fundamental policy regarding the                      FOR     AGAINST      ABSTAIN
          Fund's use of financial leverage to allow the Fund to use leverage to the maximum extent allowable under the Investment Company Act of 1940,
          as amended.                                                               [ ]       [ ]         [ ]

     2b.  To amend the Fund's fundamental policy regarding the Fund's repurchase offers to allow the Fund to offer to repurchase its shares on a monthly
          basis.                                                                    [ ]       [ ]         [ ]

     3.   To transact such other business as may properly be presented at the
          Special Meeting or any adjournment thereof.                               [ ]       [ ]         [ ]


THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.
PLEASE MARK VOTES AS IN THIS EXAMPLE:     [X]


                             YOUR VOTE IS IMPORTANT.

                PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
    ENCLOSED PROXY CARD OR BY RECORDING YOU VOTING INSTRUCTIONS BY TELEPHONE
             OR VIA THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

                                    XXX XXXX

                                       2